OLD MUTUAL FUNDS I

Old Mutual Analytic Fund
Old Mutual Analytic Global Fund
Old Mutual Clay Finlay China Fund
Old Mutual Clay Finlay Emerging Markets Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

Supplement dated May 21, 2009

to the Prospectus dated November 19, 2008, as supplemented

This Supplement updates certain information contained in the currently effective Prospectus of the above named funds, series funds of Old Mutual Funds I (the “Trust”).  You should retain your Prospectus and all current supplements for future reference. You may obtain an additional copy of the Prospectus, free of charge, by calling 888.772.2888 or via the Internet at oldmutualfunds.com.

Old Mutual Clay Finlay Emerging Markets Fund

The Board of Trustees of the Trust approved the liquidation of the Old Mutual Clay Finlay Emerging Markets Fund (the “Emerging Markets Fund”).  Shareholders of the Emerging Markets Fund, as of the close of business on May 21, 2009 (the “record date”), will be given an opportunity to vote on a proposal to liquidate the Fund at a shareholder meeting to be held on or about July 20, 2009.  If approved by shareholders, the liquidation is expected to be completed on or around the close of business on July 30, 2009.  It is anticipated that the Fund will have sufficient votes to approve the proposal to liquidate.

Shareholders of Emerging Markets Fund as of the record date will receive an Information Statement providing notice of the shareholder meeting and details regarding the proposed liquidation.  The Information Statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Old Mutual Funds at 888-772-2888.

Effective May 29, 2009, the Emerging Markets Fund is closed to new investors, including shares purchased by new investors in exchanges from other Old Mutual Funds.  Effective July 15, 2009, the Emerging Markets Fund is closed to all investors.

Old Mutual International Equity Fund

Effective on or about June 1, 2009, Clay Finlay LLC will no longer be a sub-adviser to the Old Mutual International Equity Fund (the “International Equity Fund”).  Acadian Asset Management LLC will be the sole sub-adviser to the International Equity Fund.

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Distributor: Old Mutual Investment Partners
R-09-502 5/2009